Exhibit 24

                               POWER OF ATTORNEY

      Know all by these presents, that the undersigned persons hereby constitutes and appoints Gui Hua Lan, signing singly, each of the undersigned's true and lawful attorney-in-fact to:

      (1) execute for and on behalf of the undersigned, in the undersigned's capacity as a director of China Shenghuo Pharmaceutical Holdings, Inc. (the "Company"), Form ID application for Edgar access codes and Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, in addition to Section 13 filings, including Schedule 13Ds and Schedule 13Gs;

      (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form ID and Form 3, 4, or 5, Schedules 13Ds or 13Gs complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

      (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

      The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 and Section 13 of the Securities Exchange Act of 1934.

      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 or Schedules 13Ds or 13Gs with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.


                           [SIGNATURE PAGE TO FOLLOW]

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 31 day of August, 2006.


/s/ Zheng Yi Wang
-----------------------------------------------------
Signature

Zheng Yi Wang
-----------------------------------------------------
Print Name

Country of People's Republic of China                )
                                                     )  ss.
Province of Yunnan                                   )

      Sworn to before me this 31 day of August, 2006.


                  ___[Chinese Characters]_____________________
                   Notary Public

(SEAL) [Chinese Seal}

                                POWER OF ATTORNEY

      Know all by these presents, that the undersigned persons hereby constitutes and appoints Gui Hua Lan, signing singly, each of the undersigned's true and lawful attorney-in-fact to:

      (1) execute for and on behalf of the undersigned, in the undersigned's capacity as a director of China Shenghuo Pharmaceutical Holdings, Inc. (the "Company"), Form ID application for Edgar access codes and Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, in addition to Section 13 filings, including Schedule 13Ds and Schedule 13Gs;

      (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form ID and Form 3, 4, or 5, Schedules 13Ds or 13Gs complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

      (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

      The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 and Section 13 of the Securities Exchange Act of 1934.

      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 or Schedules 13Ds or 13Gs with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.


                           [SIGNATURE PAGE TO FOLLOW]

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 31 day of August, 2006.


/s/ Feng Lan
-----------------------------------------------------
Signature

Feng Lan
-----------------------------------------------------
Print Name

Country of People's Republic of China                )
                                                     )  ss.
Province of Yunnan                                   )

      Sworn to before me this 31 day of August, 2006.


                  ___[Chinese Characters]_____________________
                  Notary Public

(SEAL) [Chinese Seal}


                                      - 2 -